                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------

                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

   Check if an application to determine eligibility of a Trustee pursuant to section 305(b) (2)

                               NATIONAL CITY BANK
              ( Exact name of Trustee as specified in its charter)

                                   34-0420310
                      (I.R.S. Employer Identification No.)

                  1900 East Ninth Street
                  Cleveland,  Ohio                    44114
                  (Address of principal executive     (zip code)
                  offices)

                  David L. Zoeller
                  Senior Vice President and General Counsel
                  National City Corporation
                  1900 East Ninth Street
                  Cleveland, Ohio  44114
                  (216) 575-9313
                  (Name, address and telephone number of agent for
                  service)
                                   ----------
                            LIFEPOINT HOSPITALS, INC
               (Exact name of obligor as specified in its charter)

               DELAWARE                             52-2165845
            (State or other jurisdiction of      (I.R.S. Employer
            incorporation or organization)      Identification No.)

            103 Powell Court, Suite 200
            Brentwood, Tennessee 37027
            (Address of principal (zip code)
            executive offices)

            4 1/2% Convertible Subordinated Notes due 2009
            (Title of the Indenture securities)

                                     GENERAL


1. General information. Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

                        Comptroller of the Currency, Washington, D.C. The Federal Reserve Bank of Cleveland, Cleveland, Ohio Federal Deposit Insurance Corporation, Washington, D.C.

        (b)     Whether it is authorized to exercise corporate trust powers.

                National City Bank is authorized to exercise corporate trust powers.


2. Affiliations with obligor. If the obligor is an affiliate of the trustee, describe such affiliation.

                NONE

16.     List of exhibits

        (1)     A copy of the Articles of Association of the Trustee.

                Incorporated herein by reference is Charter No. 786 Merger No.
        1043 the            Articles of Association of National City Bank, which
        Articles of            Association were included as a part of Exhibit 1
        to Form T-1 filing made            by said National City Bank with the
        Securities and Exchange Commission            in November 1973
        (File No. 2-49786).

                Incorporated herein by reference is an amendment to the Articles
of            Association of National City Bank, which amendment was included as
a            part of Exhibit 1 to Form T-1 filing made by said National City
Bank with            the Securities and Exchange Commission in April 1996
(File No. 333-02761)

        (2)     A copy of the certificate of authority of the Trustee to
commence            business:

                (a)     a copy of the certificate of NCB National Bank to
commence               business.

                Incorporated herein by reference is a true and correct copy of the certificate issued by the Comptroller of the Currency under date of April 26, 1973, whereby NCB National Bank was authorized to commence the business of banking as a National banking Association, which true copy of said Certificate was included as
                Exhibit 2(a) to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786)

                (b)     a copy of the approval of the merger of The National
        City Bank of            Cleveland into NCB National Bank under the
        charter of NCB            National Bank and under the title "National
        City Bank."

                Incorporated herein by reference is a true and correct copy of the certificate issued by the Comptroller of the Currency under date of April 27, 1973, whereby the National City Bank of Cleveland was merged into NCB National Bank, which true copy of said certificate was included as Exhibit 2(b) to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786).

        (3)     A copy of the authorization of the Trustee to exercise corporate
trust            powers.

                Incorporated herein by reference is a true and correct copy of the certificate dated April 13, 1973 issued by the Comptroller of the Currency whereby said National City Bank has been granted the right to exercise certain trust powers, which true copy of said certificate was included as Exhibit 3 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786).

        (4)     A copy of existing By-Laws of the Trustee.

                Incorporated herein by reference is a true and correct copy of the National City Bank By-Laws as amended through January 1, 1993. This true copy of said By-Laws was included as Exhibit 4 to Form T-1 filing made by National City Bank with the Securities and Exchange Commission in March, 1995 (File 22-26594).

        (5)     Not applicable.

        (6)     Consent of the United States Institutional Trustee required by
Section            321(b) of the Act.

                Attached hereto as Exhibit 6 is the Consent of the Trustee in
accordance            with Section 321 (b) of the Trust Indenture Act of 1939 as amended.

        (7)     A copy of the latest report of condition of the Trustee
published pursuant            to law or the requirements of its supervising or
examining authority.

                Attached hereto as Exhibit 7 is the latest report of condition of National City Bank.

        (8)     Not applicable.

        (9)     Not applicable.

                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, National City Bank, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Cleveland, and State of Ohio, on the 21st day of May 2002.


                                                   NATIONAL CITY BANK

                                                   By: /s/ Houston Cockrell
                                                      -------------------------
                                                        Houston Earl Cockrell
                                                        Vice President

                                     CONSENT

                In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, and to the extent required thereby to enable it to act as an indenture trustee,
        National City Bank hereby consents as of the date hereof that reports of examinations of it by the Treasury Department, the Comptroller of the Currency, the Board of Governors of the Federal Reserve Banks, the Federal Deposit Insurance Corporation or of any other Federal or State authority having the right to examine National City Bank, may be furnished by similar authorities to the Securities and Exchange Commission upon request thereon.


                                                   NATIONAL CITY BANK

                                                   By: /s/ Houston Cockrell
                                                      -------------------------
                                                        Houston Earl Cockrell
                                                        Vice President

                               REPORT OF CONDITION

                               NATIONAL CITY BANK
                  (Including Domestic and Foreign Subsidiaries)

         In the State of Ohio, at the close of business on March 31.2002


                                     ASSETS
                                     ------
                                                                                   (In Thousands)
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin.............................  $1,459,696
     Interest-bearing balances......................................................       6,624
Securities:
     Available-for-sale securities..................................................   2,550,957
Federal funds sold and securities purchased under agreement to resell:
     Federal funds sold in domestic offices                                                4,650
     Securities purchased under agreements to resell                                     103,631
Loans and lease financing receivables:
     Loans and leases held for sale.................................................     182,334
     Loans and leases, net of unearned income........................   $30,751,738
     Less:  Allowance for loan and lease losses......................       427,176
     Loans and leases, net of unearned income and allowance.........................  30,324,562
Assets held in trading accounts.....................................................     167,889
Premises and fixed assets (including capitalized leases)............................     390,361
Other real estate owned.............................................................       6,118
Customers' liability to this bank on acceptances outstanding........................       7,196
Intangible assets...................................................................     113,390
Other assets........................................................................   2,040,334
                                                                                    -------------
     TOTAL ASSETS................................................................... $37,357,742
                                                                                    =============

                                   LIABILITIES
                                   -----------
Deposits:
     In domestic offices............................................................ $18,262,075
          Non-interest bearing.......................................    $3,914,226
          Interest-bearing...........................................    14,347,849
     In foreign offices, Edge and Agreement subsidiaries, and IBFs..................   1,266,095
          Interest-bearing...........................................     1,266,095
Federal funds purchased and securities sold under agreements to repurchase ....................
     Federal funds purchased in domestic offices                                       2,502,605
     Securities sold under agreements to repurchase                                    1,255,816
Trading Liabilities.................................................................           0
Other borrowed money................................................................   8,689,763
Bank's liability on acceptances executed and outstanding............................       7,196
Subordinated notes and debentures...................................................   1,229,352
Other liabilities...................................................................   1,366,139
                                                                                    -------------
     TOTAL LIABILITIES..............................................................  34,579,041
                                                                                    -------------

                                 EQUITY CAPITAL
                                 --------------
Common Stock........................................................................       7,311
Surplus.............................................................................     363,618
Retained earnings...................................................................   2,406,865
Accumulated other comprehensive income .............................................         907
     TOTAL EQUITY CAPITAL...........................................................   2,778,701
                                                                                    -------------
     TOTAL LIABILITIES AND EQUITY CAPITAL........................................... $37,357,742
                                                                                    =============